KRANE SHARES TRUST

KraneShares Bloomberg China Bond Inclusion Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares China Innovation ETF

KraneShares Global Carbon Offset Strategy ETF

(each, a “Fund”)

Supplement dated February 28, 2024 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented or amended, for each Fund

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information.

This supplement should be read in conjunction with each Fund’s Prospectus dated August 1, 2023, and Statement of Additional Information dated August 1, 2023, as each may be supplemented or amended for each Fund.

Upon the recommendation of Krane Funds Advisors, LLC, the adviser to each Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of each Fund, each a series of the Trust. Accordingly, shares of each Fund will cease trading on the NYSE Arca, Inc. (“Exchange”), and will be closed to purchase by investors as of the close of regular trading on the Exchange on March 14, 2024 (“Closing Date”). Shareholders may sell their holdings in each Fund prior to the Closing Date. No Fund will accept purchase orders after the Closing Date.

From the Closing Date through March 25, 2024 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for each Fund’s shares during this period.

From the date of this sticker until the Liquidation Date, each Fund should be expected to depart from its stated investment objective and strategies as it converts any remaining portfolio holdings to cash in preparation for the final distribution to shareholders. This would include any Fund that tracks an underlying index since such a Fund should not be expected to track its underlying index from the date of this sticker until the Liquidation Date.

On or about the Liquidation Date, each Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, each Fund’s net asset value will reflect certain costs of closing the Fund. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

Once the distributions are complete, each Fund will terminate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.